UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 29, 2018
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C9

(Central Index Key Number 0001731058)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-10	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 29, 2018, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as DreamWorks Campus special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2018-C9, Commercial Mortgage Pass-Through Certificates, Series 2018-C9.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus dated March 27, 2018 and as filed with the Securities and Exchange Commission on March 29, 2018 (the “Prospectus”) described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced Servicing Agreements, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
AFIN Portfolio	4.5	4.2(1)
City Square and Clay Street	4.6	N/A
The SoCal Portfolio	4.7	4.3
CrossPoint	4.8	4.4(2)
Eastmont Town Center	4.9	N/A
DreamWorks Campus	4.10	N/A
Park Place at Florham Park	4.11	4.4
(1)	The subject Whole Loan will be serviced under the pooling and servicing agreement governing the UBS 2017-C7 transaction until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the pooling and servicing agreement governing the UBS 2018-C8 transaction until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Midland Loan Services, a Division of PNC Bank, National Association has appointed Berkeley Point Capital LLC as a subservicer with respect to two (2) Mortgage Loans, representing approximately 7.1% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of March 1, 2018 and attached hereto as Exhibit 4.12, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Primary Servicer—Summary of BPC Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $726,517,000, were sold to UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), Cantor Fitzgerald & Co. (“CF&Co.”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, together in such capacity with UBS Securities, SGAS, CF&Co. and Drexel, the “Underwriters”), pursuant to the underwriting agreement, dated as of March 23, 2018 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On March 29, 2018, the Registrant also sold the Class X-D, Class D, Class D-RR, Class E-RR, Class F-RR, Class NR-RR, Class Z and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $113,387,550, to UBS Securities, SGAS, CF&Co., Drexel and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 23, 2018, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2018-C9 (the “Issuing Entity”), a common law trust fund formed on March 29, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-three (43) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred and twelve (112) commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 23, 2018, between the Registrant and UBS AG, (ii) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 23, 2018, between the Registrant and SG, (iii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 23, 2018, between the Registrant and CCRE, and (iv) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 23, 2018, among the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of March 27, 2018.

On March 29, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $726,517,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $6,884,149, were approximately $782,347,616. Of the expenses paid by the Registrant, $0 were paid directly to affiliates of the Registrant, $478,318 in the form of fees were paid to the Underwriters, $1,130,029 were paid to or for the Underwriters and $5,275,801 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by RREF III-D AIV RR H, LLC, acting as third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR and Class NR-RR Certificates (the “RR Certificates”).

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $42,825,686, representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Prospectus under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

  Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits
Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated as of March 23, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Cantor Fitzgerald & Co., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters, and UBS AG.

Exhibit 4.1

Pooling and Servicing Agreement, dated and effective as of March 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as DreamWorks Campus special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2

Pooling and Servicing Agreement, dated as of December 1, 2017, UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Keybank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3

Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4

Pooling and Servicing Agreement, dated and effective as of February 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	The AFIN Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	The City Square and Clay Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	The SoCal Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	The CrossPoint Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	The Eastmont Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	The DreamWorks Campus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	The Park Place at Florham Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12

Primary Servicing Agreement, dated as of March 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 29, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 29, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 27, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated March 23, 2018, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated March 23, 2018, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated March 23, 2018, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated March 23, 2018, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2018	UBS COMMERCIAL MORTGAGE
SECURITIZATION CORP.
(Registrant)

By:	/s/ Nicholas Galeone Name: Nicholas Galeone Title: Executive Director
By:	/s/ David Schell Name: David Schell Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of March 23, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Cantor Fitzgerald & Co., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as DreamWorks Campus special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of December 1, 2017, UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Keybank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated and effective as of February 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	The AFIN Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	The City Square and Clay Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	The SoCal Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	The CrossPoint Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	The Eastmont Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	The DreamWorks Campus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The Park Place at Florham Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	Primary Servicing Agreement, dated as of March 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 29, 2018.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 29, 2018 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 27, 2018.	(E)
99.1	Mortgage Loan Purchase Agreement, dated March 23, 2018, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated March 23, 2018, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated March 23, 2018, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated March 23, 2018, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)